ALLIANCE GLOBAL ENVIRONMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

June 26, 1998

Dear Shareholder:

We are pleased to report the performance of the Alliance Global Environment Fund for the semi-annual reporting period ended April 30, 1998.

INVESTMENT RESULTS
The following table provides your Fund's investment results, based on net asset value (NAV) for the six and 12-month periods ended April 30, 1998. For comparison purposes, performance data for the First Analysis Securities Corporation (FASC) Environmental Index, a broad-based index of companies in the environmental industry, and for the S&P 500 Stock Index (S&P 500), a measure of the broad U.S. stock market, is also provided for the six and 12-month periods ended April 30, 1998.

For the six months ended April 30, 1998, your Fund's Class A shares outperformed the FASC return of 7.67%, but underperformed the S&P 500 gain of 22.50%. Over the 12-month period ended April 30, 1998, your Fund's Class A share return of 37.82% exceeded the 20.16% increase in the FASC Index, but trailed the 41.06% advance in the S&P 500. On April 30, 1998, the per share NAV for your Fund's Class A shares was $10.86.


INVESTMENT RESULTS
Periods Ended April 30, 1998
                                                TOTAL RETURNS
                                      -----------------------------------
                                                                SINCE
                                       6 MONTHS   12 MONTHS   INCEPTION**
                                      ---------   ---------   -----------
ALLIANCE GLOBAL ENVIRONMENT FUND
  Class A                               16.53%      37.82%       7.59%
  Class B                               16.50%        --*        9.72%
  Class C                               13.78%        --*        9.38%

FASC ENVIRONMENTAL INDEX                 7.67%      20.16%

S&P 500 STOCK INDEX                     22.50%      41.06%


* UNTIL OCTOBER 3, 1997, THE FUND OPERATED AS A CLOSED-END INVESTMENT COMPANY AND ITS COMMON STOCK (WHICH THEN COMPRISED A SINGLE CLASS) WAS LISTED ON THE NEW YORK STOCK EXCHANGE. AFTER THE CLOSE OF BUSINESS ON OCTOBER 3, 1997, ALL OF THE FUND'S COMMON STOCK WAS CONVERTED INTO CLASS A SHARES OF THE FUND AND THE FUND COMMENCED A CONTINUOUS PUBLIC OFFERING OF ITS CLASS A, CLASS B, CLASS C, AND ADVISOR CLASS SHARES.

     THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE ANNUALIZED. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    THE FIRST ANALYSIS SECURITIES CORPORATION (FASC ) ENVIRONMENTAL INDEX IS A BROAD BASED INDEX OF COMPANIES IN THE ENVIRONMENTAL INDUSTRY. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

**   INCEPTION: 6/1/90 CLASS A; 10/6/97 CLASS B; 11/5/97 CLASS C.


INVESTMENT ACTIVITY
The strong performance of your Fund over the recent six-month period ended April 30, 1998, relative to that of its benchmark index, the FASC Environmental Index, reflects advances in a number of individual holdings. These holdings include United Rentals, Inc. (up 78.3% for the six months), Generale des Eaux (+33.1%), Cuno, Inc. (+28.7%), and Tyco International, Ltd. (+21.2%). United Rentals leases and rents capital equipment to companies in many industries, including the environmental services industry. The other three holdings represent companies involved in the water treatment segment of the environmental services industry.

Overall, the Fund remains concentrated on the growing segments of the environmental services industry, particularly those areas driven by economics (rather than those areas driven by government regulations) and existing, enforced statutes. This focus has led to two primary themes within the Fund: domestic solid waste collection and disposal services and water treatment equipment and services.

Domestic solid waste industry fundamentals remain attractive, particularly for small and mid-sized companies focused on regional integration of collection and



1


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

disposal services. Internal growth remains strong (in the high single digit range) and acquisition activity has not abated. As of April 30, 1998, the Fund has approximately 28% of total assets invested in the solid waste segment, with significant holdings in American Disposal Services, Inc., Waste Management, Inc., Allied Waste Industries, Inc., Casella Waste Systems, Inc., Superior Services, Inc., and Eastern Environmental Services, Inc. We believe that these companies are among those most likely to benefit from current favorable industry trends.

Similar to the solid waste industry, certain segments of the water treatment equipment and services industry are experiencing strong internal growth and rapid consolidation. While some individual companies are experiencing a slowdown in their Asian operations due to the economic difficulties in that region, overall growth trends are still positive. As of April 30, 1998, the Fund had approximately 18% of its holdings in water treatment, including positions in Tyco International, Ltd., Culligan Water Technologies, Inc., Generale des Eaux (based in France), Cuno, Inc., TETRA Technologies, Inc., and Sunbeam Corp.

Other significant holdings include Sealed Air Corp., a packaging company, Ecolab, Inc., a provider of cleaning and sanitizing products and services, Praxair, Inc., an industrial gas company, OM Group, Inc., a manufacturer of metal-based chemicals, and AES Corp., an independent power producer.

We are pleased with the performance of the Fund in the first half of fiscal 1998 and are optimistic regarding the outlook for the remainder of the year. We believe that the Fund remains well positioned to take advantage of growth opportunities within the environmental services industry.

As always, we thank you for your continued interest and investment in the Alliance Global Environment Fund.

Sincerely,


John D. Carifa
Chairman and President


Jeremy R. Kramer
Vice President


Linda Bolton Weiser
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES              ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Alliance Global Environment Fund is designed for investors desiring to participate in companies expected to benefit from the increased global commitment to a cleaner environment.

Under normal circumstances, the Fund will invest substantially all of its assets in equity securities in two categories of Eligible Companies: those having a principal business including environmental protection and other providers of products or services intended to contribute to the environment.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998#
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      37.82%         32.00%
Five Years                    16.40%         15.40%
Since Inception**              7.59%          7.00%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception**              9.72%          7.54%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception**              9.38%          8.84%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31,
1998)#

                        CLASS A   CLASS B   CLASS C
                        -------   -------   -------
1 Year                   24.10%      --*       --*
5 Years                  14.47%      --*       --*
Since Inception**         6.72%     4.77%     6.01%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

SEC Average Annual Total Returns as of the most recent quarter-end reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted into Class A shares of the Fund and the Fund commenced a continuous offering of its Class A, Class B, and Class C shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed-end fund.

**   Inception: 6/1/90 Class A; 10/6/97 Class B; 11/5/97 Class C.

#    Returns for periods less than one year are not annualized.


3


TEN LARGEST HOLDINGS
APRIL 30, 1998 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________
                                                                   PERCENT OF
COMPANY                                         U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
SEALED AIR CORP.--The company manufactures
  and sells protective and specialty
  packaging products.                            $ 3,535,575          12.1%
INTERNATIONAL ALLIANCE SERVICES WARRANTS,
  EXPIRING 12/31/99
  The company provides specialty insurance
  and bonding in addition to environmental
  services.                                        2,800,200           9.6
AMERICAN DISPOSAL SERVICES, INC.--The
  company provides solid waste collection,
  transfer and disposal services for
  residential, commercial and industrial
  customers.                                       1,643,844           5.6
UNITED RENTALS, INC.--The company rents a
  broad array of equipment to construction
  industry participants, industrial
  companies, homeowners and others.                1,549,688           5.3
WASTE MANAGEMENT, INC.--The company
  provides comprehensive waste
  management services.                             1,366,800           4.7
ECOLAB, INC.--The company develops and
  markets products and services for the
  hospitality, institutional and
  industrial markets.                              1,315,031           4.5
TYCO INTERNATIONAL, LTD.--The company
  manufactures and distributes disposable
  medical supplies and conducts vehicle
  auctions.                                        1,264,400           4.3
ALLIED WASTE INDUSTRIES, INC.--The company
  provides non-hazardous solid waste
  collection, transfer, recycling and
  disposal services.                               1,210,000           4.1
PRAXAIR, INC.--The company produces, sells
  and distributes atmospheric gases.               1,187,375           4.1
OM GROUP, INC.--The company produces metal
  carboxylates, metal salts and powders.           1,112,244           3.8
                                                 $16,985,157          58.1%


4


INDUSTRY DIVERSIFICATION
APRIL 30, 1998 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________
                                                                 PERCENT OF
                                              U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                               $ 7,150,225          24.5%
Capital Goods                                   11,340,166          38.8
Consumer Manufacturing                             138,188           0.5
Consumer Services                                3,453,325          11.8
Energy                                           2,112,406           7.2
Multi-Industry                                   3,164,005          10.8
Technology                                         776,000           2.7
Transportation                                     865,940           3.0
Total Investments *                             29,000,255          99.3
Cash and other assets, net of liabilities          209,976           0.7
Net Assets                                     $29,210,231         100.0%


5


PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.3%
AUSTRALIA-3.0%
Brambles Industries, Ltd.                        42,000     $    865,940

FRANCE-3.2%
Generale des Eaux                                 5,000          929,962

NETHERLANDS-1.7%
Thermo Eurotech (a)(b)                          165,000          489,984

UNITED STATES-91.4%
AES Corp. (a)                                    14,700          811,256
Airgas, Inc. (a)                                 28,800          446,400
Allied Waste Industries, Inc. (a)                44,000        1,210,000
American Disposal Services, Inc. (a)             41,000        1,643,844
Casella Waste Systems, Inc. (a)                  32,000          996,000
Culligan Water Technologies, Inc. (a)            16,700          969,644
Cuno, Inc. (a)                                   45,500          892,937
Eastern Environmental Services, Inc. (a)         25,000          653,125
Ecolab, Inc.                                     41,500        1,315,031
General Electric Co.                             11,900        1,012,987
International Alliance Services
  warrants, expiring
  12/31/99 (a)(c)                               300,000        2,800,200
ITEQ, Inc. (a)                                   65,200          831,300
KTI, Inc. (a)                                    25,000          462,500
OM Group, Inc.                                   25,100        1,112,244
Praxair, Inc.                                    23,600        1,187,375
Raychem Corp.                                    22,000          884,125
Sealed Air Corp. (a)                             56,400        3,535,575
Sunbeam Corp.                                     5,500          138,188
Superior Services, Inc. (a)                      26,300          854,750
TETRA Technologies, Inc. (a)                     32,000          776,000
Tyco International, Ltd.                         23,200        1,264,400
United Rentals, Inc. (a)                         45,000        1,549,688
Waste Management, Inc.                           40,800        1,366,800
                                                             ------------
                                                              26,714,369

Total Common Stocks & Other Investments
  (cost $21,589,493)                                          29,000,255

TIME DEPOSIT-1.7%
Rabobank
  5.44%, 5/01/98
  (cost $500,000)                                  $500          500,000

TOTAL INVESTMENTS-101.0%
  (cost $22,089,493)                                          29,500,255
Other assets less liabilities-(1.0)%                            (290,024)

NET ASSETS-100%                                             $ 29,210,231


(a)  Non-income producing security.

(b) Restricted and illiquid security, valued at fair value. (See notes A and F.)

(c)  Redeemable for common stocks of Century Business Services.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $22,089,493)          $ 29,500,255
  Cash                                                                  90,223
  Receivable for investment securities sold                            540,998
  Dividends and interest receivable                                     14,980
  Prepaid expenses                                                       5,594
  Total assets                                                      30,152,050

LIABILITIES
  Payable for investment securities purchased                          500,000
  Payable for capital stock redeemed                                    89,013
  Advisory fee payable                                                  26,095
  Accrued expenses                                                     326,711
  Total liabilities                                                    941,819

NET ASSETS                                                        $ 29,210,231

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      2,689
  Additional paid-in capital                                        17,758,777
  Accumulated net investment loss                                     (393,710)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            4,432,069
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      7,410,406
                                                                  $ 29,210,231

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($29,086,712/
    2,677,937 shares of capital stock issued and outstanding)           $10.86
  Sales Charge--4.25% of public offering price                            0.48
  Maximum offering price                                                $11.34

  CLASS B SHARES
  Net asset value and offering price per share ($113,952/
    10,517 shares of capital stock issued and outstanding)              $10.84

  CLASS C SHARES
  Net asset value and offering price per share ($3,846/356
    shares of capital stock issued and outstanding)                     $10.80

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($5,721/526 shares of capital stock issued and outstanding)         $10.88


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $978)                                        $    47,537
  Interest                                               28,806    $    76,343

EXPENSES
  Advisory fee                                          187,733
  Distribution fee - Class A                             51,063
  Distribution fee - Class B                                201
  Distribution fee - Class C                                222
  Custodian                                              64,121
  Audit and legal                                        54,984
  Directors' fees                                        30,000
  Transfer agency                                        28,072
  Registration                                           21,087
  Printing                                               20,624
  Miscellaneous                                          11,946
  Total expenses                                                       470,053
  Net investment loss                                                 (393,710)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       4,744,155
  Net realized loss on foreign currency
    transactions                                                       (92,377)
  Net change in unrealized appreciation of:
    Investments                                                       (545,869)
    Foreign currency denominated assets and
      liabilities                                                       (1,331)
  Net gain on investments and foreign currency
    transactions                                                     4,104,578

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 3,710,868


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                               SIX MONTHS ENDED  YEAR ENDED
                                                APRIL 30, 1998   OCTOBER 31,
                                                  (UNAUDITED)       1997
                                                 -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                            $   (393,710)  $ (1,346,736)
  Net realized gain on investments and foreign
    currency transactions                           4,651,778     24,901,517
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities               (547,200)    (1,178,992)
  Net increase in net assets from operations        3,710,868     22,375,789

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                       (23,312,560)    (6,786,801)
    Class B                                           (15,304)            -0-
    Class C                                           (45,452)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (3,505,448)   (63,481,665)
  Total decrease                                  (23,167,896)   (47,892,677)

NET ASSETS
  Beginning of year                                52,378,127    100,270,804
  End of period                                  $ 29,210,231   $ 52,378,127


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997 all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. In order to moderate the impact of a potentially large number of redemption and exchange requests, redemptions or exchanges of Class A shares received in the conversion are subject to a 2% redemption fee through October 2, 1998. There will be no redemption fee after October 2, 1998. The entire amount of the redemption fee will be payable to the Fund, and not to Alliance, providing an antidilutive benefit to stockholders. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual reports could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denomi-


10


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

nated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for Federal income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Prior to the Fund's conversion to an open-end Fund, the fee was calculated based on average weekly net assets.

Commencing October 6, 1997 the Fund began compensating Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $12,528 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,502 from the sale of Class A shares for the six months ended April 30, 1998.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1998, amounted to $137,247, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
Effective after the close of business on October 3, 1997, the Fund adopted a "Rule 12b-1 plan" (the "Plan") and entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, the Fund pays to AFD for distribution expenses a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. There is no distribution fee on the Advisor Class shares. The Plan provides that AFD will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

excess of the distribution costs reimbursed by the Fund in the amount of $47,801 and 89,369 for Class B and Class C shares respectively. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $35,183,416 and $63,423,853 respectively, for the six months ended April 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1998. At April 30, 1998, the cost of investments for federal income tax purposes was $22,119,410. Accordingly, gross unrealized appreciation of investments was $7,603,410 and gross unrealized depreciation of investments was $222,565, resulting in net unrealized appreciation of $7,380,845, (excluding foreign currency transactions).


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the Fund was a closed end management investment company. On March 14, 1996 the Fund initiated a share repurchase program. The program allowed for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. For the year ended October 31, 1997, 117,700 shares were repurchased at a cost of $1,575,322 representing 13.60% of the 6,907,169 shares outstanding at March 14, 1996. This included $46,995 in commissions paid to Paine Webber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to March 14, 1997 was 19.6%. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1998  OCTOBER 31, APRIL 30, 1998    OCTOBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               44,058         2,558   $     430,406   $      48,826
Shares issued in
  reinvestment of
  distributions        1,310,177            -0-     11,708,454              -0-
Shares redeemed       (1,467,007)   (3,179,118)    (15,811,628)    (61,955,419)
Shares repurchased
  in tender offer
  prior to
  conversion of
  Fund to open-end
  status                      -0-     (117,700)             -0-     (1,575,322)
Net decrease            (112,772)   (3,294,260)  $  (3,672,768)  $ (63,481,915)


12


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS       OCT. 6,      SIX MONTHS       OCT. 6,
                        ENDED          1997(A)        ENDED          1997(A)
                    APRIL 30, 1998      TO       APRIL 30, 1998        TO
                     (UNAUDITED)   OCT. 31, 1997   (UNAUDITED)    OCT. 31, 1997
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold                8,824            13   $     104,917   $         250
Shares issued in
  reinvestment of
  distributions            1,715            -0-         15,304              -0-
Shares redeemed              (35)           -0-           (472)             -0-
Net increase              10,504            13   $     119,749   $         250


                    NOV. 5, 1997(A)              NOV. 5, 1997(A)
                          TO                           TO
                    APRIL 30, 1998               APRIL 30, 1998
                     (UNAUDITED)                  (UNAUDITED)
                     ------------                --------------
CLASS C
Shares sold                5,357                 $      94,343
Shares issued in
  reinvestment of
  distributions            5,087                        45,325
Shares redeemed          (10,088)                      (96,487)
Net increase                 356                 $      43,181


                   DEC. 29, 1997(A)             DEC. 29, 1997(A)
                         TO                           TO
                    APRIL 30, 1998               APRIL 30, 1998
                     (UNAUDITED)                  (UNAUDITED)
                     ------------                --------------
ADVISOR CLASS
Shares sold                1,526                 $      14,730
Shares redeemed           (1,000)                      (10,340)
Net increase                 526                 $       4,390


NOTE F: RESTRICTED AND ILLIQUID SECURITY

                               DATE ACQUIRED        COST
                              ---------------     --------
Thermo Eurotech               3/19/91-4/15/91     $529,926


The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at April 30, 1998 was $489,984 representing 1.7% of net assets


(a)  Commencement of distribution.


13


FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             APRIL 30,                         YEAR ENDED OCTOBER 31,
                                               1998        ---------------------------------------------------------------
                                            (UNAUDITED)       1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $18.77         $16.48       $12.37       $11.74       $10.97       $10.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.14)(a)       (.23)(a)     (.13)(a)      .03           -0-         .01
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.30           3.65         4.26          .60          .77          .18
Net increase in net asset value from
  operations                                    1.16           3.42         4.13          .63          .77          .19

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-        (.02)          -0-          -0-          -0-
Distributions from net realized gain on
  investments and foreign currency
  transactions                                 (9.07)         (1.13)          -0-          -0-          -0-          -0-
Total dividends and distributions              (9.07)         (1.13)        (.02)          -0-          -0-          -0-
Net asset value, end of period                $10.86         $18.77       $16.48       $12.37       $11.74       $10.97
Market value, end of year                                                 $13.25       $ 9.375      $ 9.50       $ 9.25

TOTAL RETURN
Total investment return based on
  net asset value (b)                          16.53%         23.51%       33.48%        5.37%        7.02%        1.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $29,087        $52,378     $100,271      $85,416      $81,102      $75,805
Ratio of expenses to average net assets         2.75%(c)       2.39%        1.60%        1.57%        1.67%        1.62%
Ratio of net investment income (loss) to
  average net assets                           (2.31)%(c)     (1.35)%       (.85)%        .21%        (.04)%        .15%
Portfolio turnover rate                          199%           145%         268%         109%          42%          25%


See footnote summary on page 17.


14


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS B
                                                 -----------------------------
                                                 SIX MONTHS       OCTOBER 6,
                                                    ENDED           1997(D)
                                                  APRIL 30,           TO
                                                    1998          OCTOBER 31,
                                                 (UNAUDITED)         1997
                                                 -----------     -------------
Net asset value, beginning of period               $18.76           $19.92

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                              (.15)            (.20)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                       1.30             (.96)
Net increase (decrease) in net asset value
  from operations                                    1.15            (1.16)

LESS: DISTRIBUTIONS
Distributions from net realized gain on
  investments and foreign currency
  transactions                                      (9.07)              -0-
Total distributions                                 (9.07)              -0-
Net asset value, end of period                     $10.84           $18.76

TOTAL RETURN
Total investment return based on
  net asset value (b)                               16.50%           (5.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $114             $235
Ratio of expenses to average net assets (c)          3.55%           20.84%
Ratio of net investment loss to
  average net assets (c)                            (3.08)%          (1.03)%
Portfolio turnover rate                               199%             145%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS C
                                                          -------------------
                                                          NOVEMBER 5, 1997(D)
                                                                  TO
                                                            APRIL 30, 1998
                                                             (UNAUDITED)
                                                          -------------------
Net asset value, beginning of period                           $19.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                          (.16)
Net realized and unrealized gain on investments and
  foreign currency transactions                                   .88
Net increase in net asset value from operations                   .72

LESS: DISTRIBUTIONS
Distributions from net realized gain on investments and
  foreign currency transactions                                 (9.07)
Total distributions                                             (9.07)
Net asset value, end of period                                 $10.80

TOTAL RETURN
Total investment return based on net asset value (b)            13.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $4
Ratio of expenses to average net assets (c)                      3.32%
Ratio of net investment loss to average net assets (c)          (2.71)%
Portfolio turnover rate                                           199%


See footnote summary on page 17.


16


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             ADVISOR CLASS
                                                         --------------------
                                                         DECEMBER 29, 1997(D)
                                                                  TO
                                                            APRIL 30, 1998
                                                              (UNAUDITED)
                                                         --------------------
Net asset value, beginning of period                           $ 9.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                          (.10)
Net realized and unrealized gain on investments and
  foreign currency transactions                                  1.83
Net increase in net asset value from operations                  1.73
Net asset value, end of period                                 $10.88

TOTAL RETURN
Total investment return based on net asset value (b)            18.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $6
Ratio of expenses to average net assets (c)                      2.54%
Ratio of net investment loss to average net assets (c)          (2.04)%
Portfolio turnover rate                                           199%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c)  Annualized

(d)  Commencement of distribution.


17


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
JEREMY R. KRAMER, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
LINDA BOLTON WEISER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES
P.O.Box 1520
Secaucus, NJ07094
Toll-Free 1-(800)-221-5672


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVSR